CONDITIONAL ASSIGNMENT OF LEASE

     LYTTON INCORPORATED, whose address is 1748 Stanley Avenue, Dayton, Ohio ("Tenant" or Assignor"), a Delaware corporation, as tenant under a certain Lease with Stanley Avenue Properties, Ltd., whose address is 1748 Stanley Avenue, Dayton, Ohio ("Landlord"), a limited liability company, which Lease is dated August 1, 1997, and is for property at 1748 Stanley Avenue, City of Dayton, Montgomery County, Ohio, as more fully described on Exhibit A attached hereto, hereby assigns all of its right, title and interest as Tenant under said Lease to THE PROVIDENT BANK, 10 West Second Street, Courthouse Plaza, Suite 1100, Dayton, Ohio 45402 ("Assignee"), as security for the indebtedness of Tenant to the Assignee under that certain Loan Agreement dated April 14, 1995 and amended July 31, 1997, April 29, 1998, September 8, 1998, June 30, 1999 and February 9, 2000 ("Loan Agreement"), on the condition that this Assignment shall take effect only if (i) Tenant defaults in any of its obligations under said Lease, or (ii) Tenant defaults in any of its obligations to the Assignees under the Loan Agreement.

     In the event this Assignment takes effect pursuant to the preceding paragraph, the Assignee may at its option, assume all of the obligations, rights and privileges of Tenant under said Lease by serving written notice upon Tenant and Landlord, provided that Assignee will not be responsible for obligations of Tenant prior to the date such notice is given.

     Tenant warrants that the Lease shall not be cancelled or modified in any manner without the prior written approval of Assignee. Tenant has made no other assignment or sublease of its rights under the Lease, and Tenant shall not sell, transfer, pledge or assign its interest under the Lease without Assignee's prior written approval.

     IN WITNESS WHEREOF, the undersigned has executed this Assignment as of the 9th day of February, 2000.

                                       LYTTON INCORPORATED,
                                       a Delaware corporation

/s/ Anne Marie Linnert                     /s/ David Watts

----------------------------------     By---------------------------------
                                           David Watts
/s/ Clifford M. Bishop                 Its Chief Financial Officer

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

STATE OF OHIO, COUNTY OF MONTGOMERY, SS:

     The foregoing instrument was acknowledged before me this 9th day of February, 2000, by David Watts, the Chief Financial Officer of Lytton Incorporated, a Delaware corporation, on behalf of said corporation.

                                       /s/M. Shannon Martin

                                       -----------------------------------
                                       Attorney at Law,Ohio

THIS INSTRUMENT PREPARED BY:
M. Shannon Martin, Esq.
Coolidge, Wall, Womsley & Lombard Co. LPA
33 West First Street, Ste 600
Dayton, Ohio 45402

                         LANDLORD WAIVER AND CONSENT

     STANLEY AVENUE PROPERTIES, LTD., an Ohio limited liability company, ("Landlord"), the Landlord under the above referenced Lease with Lytton Incorporated ("Tenant"), hereby acknowledges and consents to the foregoing Conditional Assignment of Lease to The Provident Bank ("Assignee"). Landlord further agrees to notify Assignee in writing of any default by Tenant under the terms of the Lease and to allow Assignee a reasonable opportunity to cure said default (not less than fifteen (15) days after notice to Assignee), before Landlord exercises any of its rights upon default. Landlord further agrees that, in the event this Conditional Assignment becomes effective, Assignee, may, at its option, occupy the Premises and exercise all of Tenant's rights under the Lease, provided that Assignee perform all obligations of Tenant from and after the date Assignee take possession of the Premises. Assignee also shall have the right to further assign their rights under said Lease with the consent of Landlord, which consent shall not be unreasonably withheld.

     IN WITNESS WHEREOF, this Consent has been executed as of the 24th day of February, 2000.

WITNESSES:                             STANLEY AVENUE PROPERTIES, LTD.
                                       an Ohio general partnership

/s/ Sharon Funk                           /s/ Lytton Crossley

----------------------------------     By---------------------------------
                                       Its Managing Member
/s/ Colleen R. Johnston

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STATE OF OHIO, COUNTY OF MONTGOMERY, SS:

     The foregoing instrument was acknowledged before me this 24th day of February, 2000, by Lytton Crossley, the Managing Member of Stanley Avenue Properties, Ltd., an Ohio limited liability company, on behalf of said company.

                                       /s/ Darlene Shilf

                                       -----------------------------------
                                       Notary Public

This instrument prepared by:
M. Shannon Martin, Esq.
Coolidge, Wall, Womsley & Lombard Co. LPA
33 West First Street, Suite 600
Dayton, Ohio  45402